                          (3)(i) ARTICLES OF INCORPORATION

05CB BCL                                                   Filed this   AUG 03 1988, A.D.
                                       8860 639

Filing Fee:  $40                                           Commonwealth of Pennsylvania
AO-2                                                       Department of State

Articles of Amendment        COMMONWEALTH OF PENNSYLVANIA
Domestic Business                DEPARTMENT OF STATE
Corporation                       CORPORATION BUREAU

                                                           Secretary of the Commonwealth



    In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. Section 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.  The name of the corporation is:

    Physicians Health Plan of Pennsylvania, Inc.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to contact the following statement to conform to the records of the Department):

    5700 Corporate Drive, Suite 300, P.O. Box 101769
    (Number)                                                       (Street)

    Pittsburgh  Pennsylvania                                         15237
    (City)                                                         (Zip Code)


3.  The statute by or under which it was    Business Corporation Law, Act of
    incorporated is:                        May 5, 1933 (P.L.364),
    as amended

4.  The date of its
    incorporation is:         April 23, 1985


5.  (Check, and if appropriate, complete one of the following):

        /X/ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

       Time:  The    28th    day    June,    1988

       Place: Office of the Allegheny County Medical Society, Pittsburgh, PA

       Kind and period of notice:   Written notice - 15 days


        / / The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.  At the time of the section of shareholders:

    (a)   The total number of shares outstanding was:
          1238 Class A shares - 412 Class B shares - 1650 total


    (b)   The number of shares entitled to vote was:
          1238 Class A shares - 412 Class B shares - 1650 total

7.  In the action taken by the shareholders:

    (a)   The number of shares voted in favor of the amendment was:
          755 Class A shares - 412 Class B shares - 1167 total

    (b)   The number of shares voted against the amendment was:
          81 Class A shares - 0 Class B shares - 81 total

8.  The amendment adopted by the shareholders, set forth in full, is as follows:


                                 SEE ATTACHMENT


        IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 1st day of August , 1988.

    ATTEST:                               PHYSICIANS HEALTH PLAN OF
                                          PENNSYLVANIA, INC.
                                                (Name of Corporation)

    /s/                               By: /s/
   _______________________________       ____________________________________
                  (Signature)                        (Signature)
    Secretary                             Chairman
   _______________________________       ____________________________________
    (Title:  Secretary, Assistant              (Title: President, Vice
    Secretary, etc.)                               President, etc.)

    (Corporate Seal)


    INSTRUCTIONS FOR COMPLETION OF FORM

    A.  Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of
        Name) or form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment affecting a change of name.

    B. Any necessary governmental approvals shall accompany this form.

    C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

    D. If the shares of any class were entitled to vote as a class, the number of shares of such class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

    E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

    F. BCL Section 807 (15 P. S. Section 1807) requires that the corporation shall advertise its invention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to this Department, but should be filed with the minutes of the corporation.

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                  PHYSICIANS HEALTH PLAN OF PENNSYLVANIA, INC.


                                    ARTICLE I

                                      NAME

        The name of the Corporation is: Physicians Health Plan of Pennsylvania, Inc.



                                   ARTICLE II

                                     ADDRESS

    The name of the Corporation's registered agent is Larry Rambo and the address of the registered office in Pennsylvania of the Corporation is 5700 Corporate Drive, Suite 300, Pittsburgh, Allegheny County, Pennsylvania 15237.


                                   ARTICLE III

                                     PURPOSE

    The Corporation may transact any and all lawful business activities for which corporations may be incorporated under the Pennsylvania Business Corporation Law including, but not limited to, that of owning and operating, either through itself or a subsidiary, health maintenance organizations or other health care plans and programs.



                                   ARTICLE IV

                                    DURATION

    The Corporation shall have perpetual duration.

                                    ARTICLE V

                                  CAPITAL STOCK

    The aggregate number of authorized shares of the corporation shall be 100,000 shares of common Stock, no par value.



                                   ARTICLE VI

                                CUMULATIVE VOTING

    There shall be no cumulative voting by the holders of the shares of the Corporation's common stock.



                                   ARTICLE VII

                           MANAGEMENT OF THE CORPORATION

    The Corporation shall specify in its bylaws the manner in which directors shall be elected. Except to the extent that powers are reserved to the shareholders pursuant to these Articles of Incorporation and except as otherwise provided in the bylaws of the Corporation or by applicable law, the Corporation shall be managed by the Board of directors of the Corporation, which shall have all powers and authorities conferred pursuant to the laws of the Commonwealth of the Pennsylvania.

                          COMMONWEALTH OF PENNSYLVANIA




                        [GREAT SEAL OF THE COMMONWEALTH]

                               DEPARTMENT OF STATE

               TO ALL IN WHOM THESE PRESENTS SHALL COME, GREETING:



      WHEREAS, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.
L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment and restatement of the Articles of Incorporation in their entirety of a business corporation organized under or subject to the provisions of that Law: and

      WHEREAS, The stipulations and conditions of that Law pertaining to the amendment of articles of Incorporation have been fully complied with by

                  PHYSICIANS HEALTH PLAN OF PENNSYLVANIA, INC.

      Henceforth The "Articles," as defined in Article 1 of the Business Corporation Law, shall not include any prior documents:

      THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be Sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

                           Given under my Hand and the Great Seal of the
                                 Commonwealth, at the City of Harrisburg, this 3rd day of August in the year of our Lord one thousand nine hundred and eighty-eight and of the Commonwealth the two hundred thirteenth.


                                 _______________________________________________
                                                   Secretary of the Commonwealth

05CB BCL                                                  Filed this      day of
                                      88681360                  SEP 16 1988

Filing Fee:  $40                (Line for numbering)      Commonwealth of
AO-2                                                      Pennsylvania
                                                          Department of State
Articles of Amendment       COMMONWEALTH OF PENNSYLVANIA
Domestic Business               DEPARTMENT OF STATE
Corporation                      CORPORATION BUREAU
                                                          Secretary of the
                                                          Commonwealth

                                                           (Box for Certificate)

    In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364. S. Section 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.  The name of the corporation is:

    Physicians Health Plan of Pennsylvania, Inc.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to contact the following statement to conform to the records of the Department):

    5700 Corporate Drive, Suite 300, Allegheny County
    (Number)                                                 (Street)

    Pittsburgh  Pennsylvania                              15237
    (City)                                                   (Zip Code)


3.  The statute by or under which it was   Business Corporation Law, Act of
    incorporated is:                       May 5, 1933 (P.L. 364)


4.  The date of its incorporation is:          April 23, 1985


5.  (Check, and if appropriate, complete one of the following):

        / / The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

       Time:  The _______________ day of ___________________ 19____


    Place:

       Kind and period of notice


        /X/The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.  At the time of the section of shareholders:

    (a)   The total number of shares outstanding was:
          1650

    (b)   The number of shares entitled to vote was:
          1650

7.  In the action taken by the shareholders:

    (a)   The number of shares voted in favor of the amendment was:
          1650

    (b)   The number of shares voted against the amendment was:
          1650

8.  The amendment adopted by the shareholders, set forth in full, is as follows:

    FIRST:  The name of the corporation is Physicians Health Plan

    SECOND: The following amendment to the Articles of Incorporation be adopted by the corporation in the manner prescribed by the statues of the Commonwealth of Pennsylvania: RESOLVED, that Article One of the Articles of Incorporation shall be amended to read in its entirety:

            ARTICLE ONE: The name of the corporation is PARTNERS Health Plan of Western Pennsylvania, Inc.

        IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 14th day of September, 1988.

    ATTEST:

                                         _______________________________
                                             (Name of Corporation)

    /s/ Patrice Maloney-Knauff       By: /s/ William W. Blunt, Jr.
    ------------------------------       -------------------------------
           (Signature)                           (Signature)

    Patrice Maloney-Knauff               William W. Blunt, Jr.
    ------------------------------       -------------------------------
    (Title:  Secretary, Assistant           (Title: President, Vice
    Secretary, etc.)                            President, etc.)

    (Corporate Seal)


    INSTRUCTIONS FOR COMPLETION OF FORM

    A.  Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of
        Name) or form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment affecting a change of name.

    B.  Any necessary governmental approvals shall accompany this form.

    C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

    D. If the shares of any class were entitled to vote as a class, the number of shares of such class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

    E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

    F. BCL Section 807 (15 P. S. Section 1807) requires that the corporation shall advertise its invention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to this Department, but should be filed with the minutes of the corporation.

                          COMMONWEALTH OF PENNSYLVANIA



                        [GREAT SEAL OF THE COMMONWEALTH]

                               DEPARTMENT OF STATE

               TO ALL IN WHOM THESE PRESENTS SHALL COME, GREETING:



      WHEREAS, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.
L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

      WHEREAS, The stipulations and conditions of that Law pertaining to the amendment of articles of Incorporation have been fully complied with by

                    PHYSICIANS HEALTH PLAN OF PENNSYLVANIA, INC.
                    name changed to
                    PARTNERS HEALTH PLAN OF WESTERN PENNSYLVANIA, INC.

      THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be Sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

                           Given under my Hand and the Great Seal of the
                                 Commonwealth, at the City of Harrisburg, this 15th day of September in the year of our Lord one thousand nine hundred and eighty-eight and of the Commonwealth the two hundred thirteenth.


                                 _______________________________________________
                                                   Secretary of the Commonwealth

 CHANGE OF REGISTERED OFFICE   Please indicate (check one)           FEE
                               type corporation                     $40.00
 Commonwealth of Pennsylvania
        Department of          /X/ Domestic Business Corporation
   State-Corporation Bureau    / / Foreign Business Corporation
                               / / Domestic Non-Profit Corporation
                               / / Foreign Non-Profit Corporation


1.  Name of Corporation

    PARTNERS Health Plan of Western Pennsylvania, Inc.

2. Address of the present registrant office in the Commonwealth's (the Department of State is hereby authorized to correct the following statement to conform to the records of the Dept.

   5700 Corporate Drive, Suite 300, Pittsburg, PA 15237       Allegheny County

3. Address to which the registered office in this Commonwealth is to be changed:

   c/o The Prentice-Hall Corporation System, Inc.
   100 Pine Street, Harrisburg, Pennsylvania 17108               Danphia

4. (Check, and if appropriate, complete one of the following):

    /X/ Such change was authorized by resolution duly adopted by the Board of
        Directors of the corporation.
    / /The procedure whereby such change was authorized was:



IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be singed by a duly authorized officer, and its corporate seal duly
attained by another such officer, to be hereunto affixed, this   14th   day
of,    September   , 1988 .


(Corporate Seal)
                                             PARTNERS Acquisition Company, Inc.
                                             -----------------------------------
                                         By: /s/ William W. Blunt, Jr.
                                             -----------------------------------
                                             William W. Blunt, Jr
                                             -----------------------------------

ATTEST:
/s/ Patrice
Maloney-Knauff
-------------------------
Patrice Maloney-Knauff
-------------------------

                              -FOR OFFICE USE ONLY-

Date Filed                                                     88771161
SEP 15 1988                                                    845716

                             CERTIFY TO: INPUT BY      LOG IN         LOG IN
                             |_|

                             |_| L&I                   SEP 15, 1988
                             |_| Other   VERIFIED BY   LOG OUT        LOG OUT

05CB BCL                                                   Filed this     day of
                                       8914877                   JUN 7 1989

Filing Fee:  $40               (Line for numbering)      Commonwealth of
AO-2                                                     Pennsylvania Department
                                                         of State
Articles of Amendment      COMMONWEALTH OF PENNSYLVANIA
Domestic Business              DEPARTMENT OF STATE
Corporation                     CORPORATION BUREAU
                                                         Secretary of the
                                                         Commonwealth

                                                         (Box for Certificate)

    In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364. S. Section 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.  The name of the corporation is:

    PARTNERS Health Plan of Western Pennsylvania, Inc.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to contact the following statement to conform to the records of the Department):

    C/O Prentice Hall                                       100 Pine Street
    (Number)                                                    (Street)

    Harrisburg  Pennsylvania                                      17108
    (City)                                                      (Zip Code)


3.  The statute by or under which it was  Business Corporation Law, Approved
    incorporated is:                      May 5, 1933, P. L. 364


4.  The date of its incorporation is:           April 23, 1985


5.  (Check, and if appropriate, complete one of the following):

        / / The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

       Time:  The _______________ day of ___________________ 19____

       Place:

       Kind and period of  notice

        /X/ The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.  At the time of the section of shareholders:

    (a)   The total number of shares outstanding was:
          4,956 common stock

    (b)   The number of shares entitled to vote was:
          6,194

7.  In the action taken by the shareholders:

    (a)   The number of shares voted in favor of the amendment was:
          Unanimous

    (b)   The number of shares voted against the amendment was:


8.  The amendment adopted by the shareholders, set forth in full, is as follows:



        RESOLVED, that the shareholders hereby approve the Amendment to the Articles of Incorporation in which the name of the corporation is changed to


                      "PARTNERS Health Plan of Pennsylvania, Inc."


        IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 15th day of November, 1988.

    ATTEST:
                                          PARTNERS Health Plan of Western
                                          Pennsylvania, Inc.
                                          --------------------------------
                                              (Name of Corporation)

    /s/ Patrice Maloney-Knauff        By: /s/ William W. Blunt, Jr.
    --------------------------------      --------------------------------
                  (Signature)                      (Signature)

    Patrice Maloney-Knauff                William W. Blunt, Jr.
    --------------------------------      --------------------------------
    (Title:  Secretary, Assistant         (Title: President,
             Secretary, etc.)                     Vice President, etc.)

    (Corporate Seal)


    INSTRUCTIONS FOR COMPLETION OF FORM

    A.  Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of
        Name) or form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment affecting a change of name.

    B.  Any necessary governmental approvals shall accompany this form.

    C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

    D. If the shares of any class were entitled to vote as a class, the number of shares of such class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

    E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

    F. BCL Section 807 (15 P. S. Section 1807) requires that the corporation shall advertise its invention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          COMMONWEALTH OF PENNSYLVANIA


                        [GREAT SEAL OF THE COMMONWEALTH]

                               DEPARTMENT OF STATE

               TO ALL IN WHOM THESE PRESENTS SHALL COME, GREETING:



      WHEREAS, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.
L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment and restatement of the Articles of Incorporation in their entirety of a business corporation organized under or subject to the provisions of that Law: and

      WHEREAS, The stipulations and conditions of that Law pertaining to the amendment of articles of Incorporation have been fully complied with by

                    PARTNERS HEALTH PLAN OF WESTERN PENNSYLVANIA,
                    INC.
                    name changed to
                    PHYSICIANS HEALTH PLAN OF PENNSYLVANIA, INC.

      THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be Sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

                           Given under my Hand and the Great Seal of the
                                 Commonwealth, at the City of Harrisburg, this 7th day of June in the year of our Lord one thousand nine hundred and eighty-nine and of the Commonwealth the two hundred thirteenth.


                                 _______________________________________________
                                                   Secretary of the Commonwealth

Microfilm Number _____________________ Filed with Dept. of State on  May 10 1995

Entity Number           845416
                                                   Secretary of the Commonwealth


                STATEMENT OF CHANGE OF REGISTERED OFFICE BY AGENT

      In compliance with the requirements of 15 Pa.C.S. ss 108 (relating to change in location or status of registered office provided by agent), the undersigned person who maintains the registered office of an association and who desires to change the following with respect to such agency hereby states that:

1.  The name of the association represented by the undersigned person is:
        PARTNERS HEALTH PLAN OF PENNSYLVANIA, INC.

2. The address of the present registered office in this Commonwealth of the above-named association is:
        c/o The Prentice-Hall Corporation System, Inc.
        100 Pine Street, Harrisburg, PA  17108     Dauphin County

3.  (If the registered office address is to be changed, complete the following):

    The address in the same county to which the registered office in this Commonwealth of the above-named association is to be changed is:

        The Prentice-Hall Corporation System, Inc. Dauphin County

4.  The name of the person in care of the foregoing office is:

    ____________________________________________________________________________

5.  (Check one or more of the following, as appropriate):

    ___ This statement reflects a change in name of agent.
    XX The change in the registered office set forth in this statement reflects the removal of the place of business of the agent to a new location within the county.
    ___ The status of the agent as the provider of the registered office of the above-named association has been terminated.


         IN TESTIMONY WHEREOF, the undersigned person has caused this Statement of Change of Registered Office by agent to be signed this 10th day of May, 1995.


                                        PARTNERS HEALTH PLAN OF
                                        PENNSYLVANIA, INC.


                                        ______________________________________
                                                         (Name)

                                        BY: __________________________________
                                                       (Signature)

                                        TITLE: Agent